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                                PANORAMA PREMIER
                          Supplement dated May 1, 2000
                      to the prospectus dated May 1, 2000

On March 3, 2000, C.M. Life Insurance Company ("CM Life") and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain funds currently held by various sub-accounts of C.M. Multi-Account A. Specifically, CM Life proposes to substitute:

1. Shares of Oppenheimer Multiple Strategies Fund/VA for shares of Panorama LifeSpan Balanced Portfolio which are currently held in the Panorama LifeSpan Balanced Sub-Account;

2. Shares of Oppenheimer Main Street(R) Growth & Income Fund/VA for shares of Panorama LifeSpan Capital Appreciation Portfolio which are currently held in the Panorama LifeSpan Capital Appreciation Sub-Account; and

3. Shares of MML Blend Fund for shares of Panorama LifeSpan Diversified Income Portfolio which are currently held in the Panorama LifeSpan Diversified Income Sub-Account.

The Oppenheimer Main Street(R) Growth & Income Fund/VA, Oppenheimer Multiple Strategies Fund/VA, and MML Blend Fund currently serve as investment options for Panorama Premier contract owners. The investment objectives of the Oppenheimer Multiple Strategies Fund/VA, the Oppenheimer Main Street(R) Growth & Income Fund/VA and the MML Blend Fund are summarized below. The May 1, 2000 prospectuses for these funds are attached to the May 1, 2000 Panorama Premier prospectus. Please read the prospectuses for these funds carefully.

     Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and capital appreciation in the value of its shares. This Fund allocates its investments among common stocks, debt securities, and money market instruments.

     Oppenheimer Main Street(R) Growth & Income Fund/VA seeks total return, which includes growth in the value of its shares as well as current income, from equity and debt securities.

     MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income, and money market securities.

To the extent required by law, CM Life will obtain approval of these proposed substitutions from the state insurance departments in certain jurisdictions. If the proposed substitutions are approved by the necessary regulatory authorities, CM Life would implement the proposed substitutions by having the affected sub-accounts redeem its shares of the Panorama LifeSpan Portfolios and purchase with the proceeds shares of the Oppenheimer Multiple Strategies Fund/VA, the Oppenheimer Main Street(R) Growth & Income Fund/VA, and the MML Blend Fund. If implemented, the proposed substitutions would result in the involuntary reinvestment of contract value, if any, invested in the Panorama LifeSpan Portfolios in the Oppenheimer Multiple Strategies Fund/VA, the Oppenheimer Main Street(R) Growth & Income Fund/VA, and the MML Blend Fund as described above. The costs of the proposed substitutions will be borne by CM Life, not the Panorama Premier contract owners.

From the date of this supplement to the date the proposed substitutions are implemented, CM Life will permit each contract owner to make one transfer of all of his/her contract value in any of the Panorama LifeSpan Sub-Accounts without that transfer counting as one of the 12 free transfers permitted in a contract year.

Once CM Life obtains all of the necessary regulatory approvals of the proposed substitution, CM Life will send Panorama Premier contract owners another notification indicating that fact and identifying an implementation date for the substitution. If CM Life cannot obtain all of the necessary regulatory approvals, CM Life will notify Panorama Premier contract owners that the proposed substitution will not be implemented.


May 1, 2000